Neuberger Berman Alternative Funds® (“Alternative Funds”)

Supplement to the Prospectus and Statement of Additional Information of the Neuberger Berman Commodity Strategy Fund, dated February 28, 2022, as amended and supplemented.

On June 23, 2022, the Board of Trustees of the Alternative Funds approved the conversion of the Neuberger Berman Commodity Strategy Fund (the “Commodity Mutual Fund”) to a newly organized series of Neuberger Berman ETF Trust (the “Commodity Strategy ETF”). The Conversion will be effected through the reorganization of the Commodity Mutual Fund into the Commodity Strategy ETF (the “Conversion”).

The Commodity Strategy ETF will have the same portfolio managers and be managed in a substantially similar manner as the Commodity Mutual Fund. The Commodity Strategy ETF will not commence investment operations prior to the Conversion and its shares are not currently being offered to the public, nor have they been approved for listing on any exchange.  It is anticipated that the Conversion will occur during the fourth quarter of 2022.

Prior to the Conversion, existing shareholders of the Commodity Mutual Fund will receive a combined information statement/prospectus describing in detail both the Conversion and the Commodity Strategy ETF. It is anticipated the Conversion will not require shareholder approval. After the Conversion, it is anticipated that the Commodity Strategy ETF’s shares will be offered to the public and traded on an exchange.

It is anticipated that the Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Conversion, except to the extent that they receive cash in connection with the liquidation of any fractional shares received in the Conversion.

The date of this supplement is June 24, 2022.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com